                                                                   Exhibit 10.17


                       FOURTH AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT

     This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Fourth Amendment") is made as of October 15, 1997 by and among CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation (the "Company"); ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"); ABRY/CITADEL INVESTMENT PARTNERS, L.P., a Delaware limited partnership ("ABRY/CIP"); BAKER, FENTRESS & COMPANY, a Delaware corporation ("BFC"); OPPENHEIMER & CO., INC., a Delaware corporation ("Oppenheimer"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as successor by merger to Bank of America Illinois, which was formerly known as Continental Bank, N.A. ("BofA"); CHRISTOPHER J. PERRY, ROBERT F. PERILLE, M. ANN O'BRIEN, FORD S. BARTHOLOW, JEFFREY M. MANN, MATTHEW W. CLARY, SHERYL E. BARTOL, and ANDREA P. JOSELIT (Bartol and Joselit being successors in interest to Thomas E. Van Pelt, Jr.) (collectively, the "BofA Co- Investors"); FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"); THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP, an Oregon limited partnership ("Endeavour"); JOSEPH P. TENNANT, THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-94, BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP, an Oregon limited partnership; TAL JOHNSON, EDWARD T. HARDY, and RALPH W. MCKEE (collectively, the "Endeavour Co-Investors"); PHILIP J. URSO ("Urso"); PHILLIP NORTON, RICHARD POHOLEK, KAREN KUTNIEWSKI, PAT BOWEN, TOM JENKINS, JULIET RICE, JEFF THOMPSON, M. LINDA URSO and MARK URSO (collectively, the "Urso Co-Investors"); TED L. SNIDER, SR. ("T. Snider"); JANE J. SNIDER ("J. Snider"), TED L. SNIDER, JR. ("D. Snider"), and CALVIN G. ARNOLD ("Arnold", and collectively with T. Snider, J. Snider and D. Snider, the "Snider Co- Investors"); and LAWRENCE R. WILSON (the "Executive"), and CLAIRE WILSON ("CW").

                                    RECITALS

     A. As of June 28, 1996, the Company and certain other parties entered into that certain Securities Purchase and Exchange Agreement (the "Securities Purchase and Exchange Agreement"). In connection with the execution of the Securities Purchase and Exchange Agreement, that certain Second Amended and Restated Stockholders Agreement dated as of June 28, 1996 (as later amended by the First Amendment to Second Amended and Restated Stockholders Agreement dated as of December 31, 1996, the Second Amendment to the Second Amended and Restated Stockholders Agreement dated as of March 17, 1997 and the Third Amendment to the Second Amended and Restated Stockholders Agreement dated as of September 26, 1997, the "Stockholders Agreement") was executed by the parties thereto. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to those terms in the Stockholders Agreement.


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     B. In connection with the execution of the First Amendment to the Second
Amended and Restated Stockholders Agreement dated as of December 31, 1996, the Company, the Investors, Wilson, Endeavor and the Endeavour Co-Investors executed the Stockholders Agreement. In connection with the execution of the Third Amendment to the Second Amended and Restated Stockholders Agreement dated as of September 26, 1997, Urso and the Urso Co-Investors executed the Stockholders Agreement.

     C. The Snider Co-Investors are the respective sole owners of all of the outstanding stock of Snider Corporation, an Arkansas corporation (owned by T. Snider and J. Snider), and of Snider Broadcasting Corporation, an Arkansas corporation (owned by D. Snider and Arnold) (such corporations, collectively, the "Snider Entities"). As of June 2, 1997, the Company and Citadel entered into Merger Agreements with the respective Snider Entities and their respective shareholders (the "Merger Agreements"). Pursuant to the Merger Agreements, each of the Snider Entities will merge with Citadel, with Citadel to be the surviving corporation. In consideration of such mergers, the Snider Co-Investors will receive Series G Preferred Stock.

     D. In order to induce the Snider Co-Investors to consummate the transactions contemplated by the Merger Agreements, the parties to this Fourth Amendment wish to amend the Stockholders Agreement to grant the Snider Co-Investors all of the rights (and make the Snider Co-Investors subject to all of the obligations) as Investors under the Stockholders Agreement by amending the Stockholders Agreement to make the Snider Co- Investors parties to the Stockholders Agreement.

     E. In connection with the transactions contemplated by the Merger Agreements, the Company, the Snider Co-Investors, and certain other parties have also agreed to enter into the following agreements, each of even date herewith: that certain Third Amendment to Third Amended and Restated Registration Rights Agreement; that certain Fourth Amendment to Securities Purchase and Exchange Agreement; and that certain Fourth Amended and Restated Voting Agreement (together with this Fourth Amendment, the Merger Agreements, and the transactions contemplated thereby, the "Contemplated Transactions").

     F. The parties to the Stockholders Agreement have also agreed to permit Urso and the Urso Co-Investors to make certain transfers of Series F Preferred Stock, and to make certain other changes to the Stockholders Agreement, and, in this light, desire to amend this Agreement.

     ACCORDINGLY, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Third Amendment agree as follows:

     1. Consents and Waivers. Each of the parties hereto hereby consents to this Fourth Amendment and the inclusion of the Snider Co-Investors as "Investors" under the


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Stockholders Agreement pursuant to the terms and conditions of this Fourth
Amendment. Further, each of the parties hereto waives in connection with the Contemplated Transactions any preemptive rights he/she/it may possess pursuant to Section 2 of the Stockholders Agreement.

     2. Amendments.

          2.1. Section 1 of the Stockholders Agreement is amended by adding the following definitions in appropriate alphabetical order:

          "Fourth Amendment" shall mean that Fourth Amendment to this Agreement dated as of October 15, 1997 among Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, the Snider Co-Investors and certain original parties to this Agreement.

          "Majority Snider Holders" means, at any time, holders of a majority of the Snider Underlying Common Stock.

          "Series G Preferred Stock" shall mean the Series G Convertible Preferred Stock of the Company, par value $.001 per share.

          "Snider Co-Investors" shall mean and refer, individually and collectively, to those individuals who are designated on the Signature Pages to the Fourth Amendment as the "Snider Co-Investors."

          "Snider Stock" means (i) Series G Preferred Stock held by the Snider Co-Investors on the date of the Fourth Amendment, (ii) Class A Common Stock issued or issuable upon conversion of any Series G Preferred Stock described in clause (i) above, and (iii) Equity Securities of the Company issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (ii) above or this clause
          (iii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise.

          "Snider Underlying Common Stock" means all Snider Stock which is Class A Common Stock. For purposes of this Agreement, any Person who holds any Snider Stock which is not Class A Common Stock will be deemed to be the Holder of the Class A Common Stock obtainable upon the conversion, exercise or exchange to the fullest extent possible of such Snider Stock (including the conversion, exercise or exchange of all other Snider Stock directly or indirectly obtainable upon any such conversion, exercise or exchange), without regard to any restriction or limitation on any such conversion, exercise or exchange.



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          2.2. Section 1 of the Stockholders Agreement is further amended by modifying and/or adding the following language to the following definitions:

          2.2.1. Additional Preferred Stock. The current definition is deleted and replaced with:

          "Additional Preferred Stock" shall mean any additional shares of preferred stock issued by the Company other than the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series G. Preferred Stock.

          2.2.2. Affiliate. Add the following sentence at the end of the definition:

          For purposes hereof, each of the Snider Co-Investors shall be deemed "Affiliates" of one another.

          2.2.3. Investor and Investors. The current definition is deleted and replaced with:

          "Investor" and "Investors" shall mean BFC, BofA, ABRY, ABRY/CIP, Oppenheimer, Endeavour, the Endeavour Co-Investors, Urso, the Urso Co-Investors, and the Snider Co-Investors.

          2.2.4. Investor Stock. The current definition is deleted and replaced with:

          "Investor Stock" means (i) the BofA Warrants, (ii) Class B Common Stock held by the BofA Co-Investors on the date hereof after giving effect to the "Redemptions" and the "Reclassification" (as those terms are defined in the Securities Purchase and Exchange Agreement),
          (iii) Class B Common Stock issued or issuable upon the exercise of the BofA Warrants, (iv) Class A Common Stock issued or issuable upon the conversion of Class B Common Stock described in clause (ii) or clause (iii) above, (v) Series A Preferred Stock held by BFC on the date hereof after giving effect to such Redemptions and such Reclassification, (vi) Class A Common Stock issued or issuable upon the conversion of any Series A Preferred Stock described in clause
          (v) above, (vii) Series B Preferred Stock held by Oppenheimer on the date of this Agreement after giving effect to such Redemptions and such Reclassification, (viii) Class A Common Stock issued or issuable upon the conversion of any Series B Preferred Stock described in clause (vii) above, (ix) the Shares (as that term is defined in the Securities


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          Purchase and Exchange Agreement), (x) Preferred Stock or Common Stock
          issued or issuable upon the conversion of any Share, (xi) Common
          Stock issued or issuable upon the conversion or exchange of any Preferred Stock or Common Stock described in clause (x) above or this clause (xi), (xii) Series E Preferred Stock held by Endeavour or by the Endeavour Co-Investors on the date of the First Amendment, (xiii) Class A Common Stock issued or issuable upon conversion of any Series E Preferred Stock described in clause (xii) above, (xiv) Series F Preferred Stock held by Urso or by the Urso Co-Investors on the date of the Third Amendment, (xv) Class A Common Stock issued or issuable upon conversion of any Series F Preferred Stock described in clause
          (xiv) above, (xvi) Series G Preferred Stock held by the Snider Co-Investors on the date of the Fourth Amendment, (xvii) Class A Common Stock issued or issuable upon conversion of any Series G Preferred Stock described in clause (xvi) above, (xviii) Equity Securities issued or issuable with respect to any Equity Securities referred to in any of clauses (i) through (xvii) above or this clause (xviii) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise, and (xix) for purposes of
          Section 4 only, (A) Class C Common Stock held by FINOVA on the date of this Agreement after giving effect to such Redemptions and such Reclassification, (B) Common Stock issued upon the conversion of Common Stock described in clause (A) above, and (C) Equity Securities issued or issuable with respect to any Equity Securities referred to in clause (A) or clause (B) above or in this clause (C) by way of any stock dividend or stock split, or in connection with a combination or exchange of shares, recapitalization, merger, consolidation, reorganization or otherwise. As to any particular securities constituting Investor Stock, such securities shall continue to constitute Investor Stock in the hands of any permitted transferee thereof, but will cease to constitute Investor Stock when they have been disposed of in a Public Sale.

          2.2.5. Qualified Public Offering. The current definition is deleted and replaced with:

          "Qualified Public Offering" means the closing of the issuance and sale of Common Stock in an underwritten public offering which is registered pursuant to the Securities Act and which results in the receipt by the Company of cash proceeds of at least $25,000,000 (net of applicable commissions, discounts and expenses) and in which the offering price per share to the public (without reduction for discounts, commissions or other charges or expenses) is consistent with a fully-


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



          distributed equity valuation of the Company which is not less than the result obtained by multiplying 10.5 by the Company's consolidated pro forma cash flow for the four quarters following such closing (as determined in good faith by the Board).

          2.2.6. Preferred Stock. The current definition is deleted and replaced with:

          "Preferred Stock" means, collectively, the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Additional Preferred Stock, and is sometimes used to refer to any of such Preferred Stock.

          2.2.7. Repurchase Majority Holders. The current definition is deleted and replaced with:

          "Repurchase Majority Holders" means, at any time, any of the (a) holders of a majority of the BFC Underlying Common Stock, (b) holders of a majority of the ABRY Underlying Common Stock then in existence,
          (c) the Majority Bank Holders, (d) the Majority Endeavour Holders,
          (e) the Majority Urso Holders, and (f) the Majority Snider Holders.

          2.3. Schedule A of the Stockholders Agreement is amended to include the Snider Co-Investors as set forth in the Second Addendum to Schedule A of the Second Amended and Restated Stockholders Agreement, a copy of which is attached to this Fourth Amendment as Exhibit A.

          2.4. The parties listed on Exhibit A attached hereto shall be deemed parties to the Stockholders Agreement, as amended, and are deemed added to Schedule A of the Stockholders Agreement, as amended.

          2.5. The following additional Section 7.18 is added to Section 7 of the Stockholders Agreement:

               7.18 Incorporation of Recitals. The Recitals set forth in the Fourth Amendment are incorporated herein.

     3. Permitted Transferees. Notwithstanding the provisions of Section 3.4 of the Stockholders Agreement, the parties to the Stockholders Agreement consent to the transfers of Series F Preferred Stock to the transferees listed on Annex 1 to this Agreement conditioned upon each of the following:



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



          3.1. Each transfer of Series F Preferred Stock shall be completed on November 18, 1997 or on such other date as Citadel closes its acquisition of assets from Bear Broadcasting Company pursuant to an Asset Purchase Agreement dated June 6, 1997; and

          3.2. Each transferee executes and delivers to the Company a Joinder Agreement, substantially in the form attached to this Fourth Amendment as Annex 2.

     4. Notices. All notices and other communications provided for or permitted under the Stockholders Agreement shall be made pursuant to Section 12(d) thereof to the Snider Co-Investors at the following initial addresses:

                     Ted L. Snider, Sr.
                            571 Valley Club Circle
                            Little Rock, Arkansas 72212
                            Facsimile: (501) 225-8021

         With copy to:      Price C. Gardner, Esq.
                            Friday, Eldredge & Clark
                            2000 First Commercial Building
                            400 West Capitol Avenue
                            Little Rock, AR 72201-3493
                            Facsimile: (501) 376-2147

     5. Choice of Law. The General Corporation Law of the State of Nevada will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Fourth Amendment and the schedules hereto will be governed by the internal law, and not the law of conflicts, of the State of Illinois.

     6. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGE]


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



             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                                        CITADEL COMMUNICATIONS CORPORATION


                                        By  /s/ Lawrence R. Wilson
                                            -----------------------------
                                          Its President
                                              ---------------------------

                                        /s/ Lawrence R. Wilson
                                        ---------------------------------
                                        Lawrence R. Wilson

                                        /s/ Clair Wilson
                                        ---------------------------------
                                        Claire Wilson


                                        ABRY BROADCAST PARTNERS II, L.P.

                                        By  ABRY CAPITAL, L.P.
                                          Its General partner

                                          By  ABRY HOLDINGS, INC.
                                            Its General Partner

                                            By   Andrew Banks
                                                 --------------------------
                                            Its  Attorney-in-Fact
                                                 --------------------------

                                        ABRY/CITADEL INVESTMENT PARTNERS,
                                        L.P.

                                        By  ABRY CAPITAL, L.P.
                                          Its General partner

                                          By   ABRY HOLDINGS, INC.
                                            Its General Partner

                                            By   Andrew Banks
                                                 --------------------------
                                            Its  Attorney-in-Fact
                                                 --------------------------

             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                                        BAKER, FENTRESS & COMPANY


                                        By   /s/ Scott E. Smith
                                             ---------------------------
                                          Its  Executive Vice President
                                               -------------------------

                                        OPPENHEIMER & CO., INC.


                                        By   /s/ Matthew J. Maryles
                                             ---------------------------
                                          Its  Managing Director
                                               -------------------------

                                        BANK OF AMERICA, NT&SA, a National
                                        Trust and Savings Association


                                        By   /s/ Robert F. Perille
                                             ---------------------------
                                          Its___________________________


                                        FINOVA CAPITAL CORPORATION


                                        By   /s/ Andrew J. Pluta
                                             ---------------------------
                                          Its  Assistant Vice President
                                               -------------------------

             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                                        BOFA CO-INVESTORS:

                                             *
                                        --------------------------
                                        Christopher J. Perry

                                             *
                                        --------------------------
                                        Robert F. Perille

                                             *
                                        --------------------------
                                        M. Ann O'Brien

                                             *
                                        --------------------------
                                        Ford S. Bartholow

                                             *
                                        --------------------------
                                        Jeffrey M. Mann

                                             *
                                        --------------------------
                                        Matthew W. Clary

                                             *
                                        --------------------------
                                        Sheryl E. Bartol

                                             *
                                        --------------------------
                                        Andrea P. Joselit


                                        * By: /s/ Robert F. Perille
                                              ---------------------
                                           Name: Robert F. Perille
                                           Attorney-In-Fact

             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                      ENDEAVOUR:

                      THE ENDEAVOUR CAPITAL FUND LIMITED
                      PARTNERSHIP

                      By  DVS Management, Inc., Its General Partner

                      By /s/ John von Schlegell
                         --------------------------------
                         Its President
                             ----------------------------

                      ENDEAVOUR CO-INVESTORS:

                                   *
                      -----------------------------------
                      Joseph P. Tennant

                      THE SCHAFBUCH FAMILY TRUST u/a/d 2-15-
                      94

                          By:             *
                              ---------------------------
                              Richard M. Schafbuch, Trustee

                          By:             *
                              ---------------------------
                              Susan P. Schafbuch, Trustee

                      BABSON CAPITAL PARTNERS LIMITED PARTNERSHIP

                      By                  *
                             ----------------------------
                          Its____________________________

                                       *
                      -----------------------------------
                      Tal Johnson

                                       *
                      -----------------------------------
                      Edward T. Hardy

                                       *
                      -----------------------------------
                      Ralph W. McKee

                      * By: /s/ John von Schlegell
                            -----------------------------
                         Name: John von Schlegell
                         Attorney-In-Fact

             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]

                                        URSO:

                                        /s/ Philip J. Urso
                                        -----------------------------
                                        Philip J. Urso



                                        URSO CO-INVESTORS:

                                             *
                                        -----------------------------
                                        Phillip Norton

                                             *
                                        -----------------------------
                                        Richard Poholek

                                             *
                                        -----------------------------
                                        Karen Kutniewski

                                             *
                                        -----------------------------
                                        Pat Bowen

                                             *
                                        -----------------------------
                                        Tom Jenkins

                                             *
                                        -----------------------------
                                        Juliet Rice

                                             *
                                        -----------------------------
                                        Jeff Thompson

                                             *
                                        -----------------------------
                                        M. Linda Urso

                                             *
                                        -----------------------------
                                        Mark Urso

                                        *By: /s/ Philip J. Urso
                                             ------------------------
                                        Name: Philip J. Urso
                                              -----------------------
                                        Attorney in Fact

             [SIGNATURE PAGE FOR FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED STOCKHOLDERS AGREEMENT]



                                        SNIDER CO-INVESTORS:


                                        /s/ Ted L. Snider, Sr.
                                        ------------------------------
                                        Ted L. Snider, Sr.


                                        /s/ Jane J. Snider
                                        ------------------------------
                                        Jane J. Snider


                                        /s/ Ted L. Snider, Jr.
                                        ------------------------------
                                        Ted L. Snider, Jr.


                                        /s/ Calvin G. Arnold
                                        ------------------------------
                                        Calvin G. Arnold

                                   EXHIBIT A

                   THIRD ADDENDUM TO SCHEDULE A OF THE SECOND
                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                            SHARES OF CLASS A
                                                             COMMON STOCK ON
                                                                     A
                                                              FULLY DILUTED
          NAME                      SHARES                         BASIS
          ----                      ------                         -----

Ted L. Snider, Sr.                 121,715                        121,715

Jane J. Snider                      40,571                         40,571

Ted L. Snider, Jr.                 109,093                        109,093

Calvin G. Arnold                    89,257                         89,257


                TOTAL (this Addendum only):                       360,636

                                   ANNEX 1 TO
                       FOURTH AMENDMENT TO SECOND AMENDED
                      AND RESTATED STOCKHOLDERS AGREEMENT



Name:                             Number of Shares:
----                              ----------------

Natale L. Urso

M. Linda Urso

Juliet Rice

Mark Urso